SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 1999

                             WASHINGTON MUTUAL, INC.
             (Exact name of registrant as specified in its charter)

    WASHINGTON                     1-14667                91-1653725
(State or other jurisdiction  (Commission File No.)     (IRS Employer
   of incorporation)                                   Identification No.)

                           1201 Third Avenue, Seattle,
                          Washington 98101 (Address of
                           principal executive office)

                                 (206) 461-2000
               (Registrant's telephone number including area code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  99.1 Presentation made by management of the registrant at an investor conference on June 29, 1999.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WASHINGTON MUTUAL, INC.


                                        By: /s/ Fay L. Chapman
                                                Fay L. Chapman
                                                Executive Vice President and
                                                General Counsel